UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2017

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Senior Convertible Bridge Note Financing

On November 6, 2017 (the “Subscription Date”), pursuant to a securities purchase agreement (“SPA”) entered into by Helios and Matheson Analytics Inc. (the “Company”) and certain institutional investors (each, a “Buyer”, collectively, the “Buyers”), the Company agreed to sell and issue senior convertible notes in the aggregate principal amount of $100,000,000 (each, a “Note” and collectively, the “Notes”), consisting of (i) Series A Senior Bridge Convertible Notes in the aggregate principal amount of $5,000,000 (the “Series A Notes”) and (ii) Series B Senior Secured Bridge Convertible Notes in the aggregate principal amount of $95,000,000 (the “Series B Notes”) for consideration consisting of (i) cash payments in the aggregate amount of $5,000,000 (the “Cash Amount”), and (ii) secured promissory notes payable by the Buyers to the Company (each, an “Investor Note”, collectively, the “Investor Notes”) in the aggregate principal amount of $95,000,000 with an aggregate mandatory prepayment obligation in the amount of $2,235,714.29 to be made by the Buyers every week (provided there is no existing Event of Default) beginning November 13, 2017 and every Monday thereafter including December 26, 2017 for an aggregate amount of approximately $20,650,000, including the amounts funded in connection with the Series A Notes (the “Financing”). The date on which the Notes will be issued is referred to in this Current Report on Form 8-K (this “Current Report”) as the “Closing Date.”

Unless earlier converted or redeemed, the Notes will mature on the second anniversary of the Closing Date. The Company is required to redeem the Notes (i) at the option of the Buyer upon seven months following the Closing Date; (ii) if the Company completes a subsequent public or private offering of debt or equity securities, including equity-linked securities (subject to certain excluded issuances); (iii) upon the occurrence of an Event of Default, including a Bankruptcy Event of Default (each, as defined in the Notes); or (iv) in the event of a Change of Control (as defined in the Notes). With the exception of a redemption required by an Event of Default, which may be paid with cash or shares of the Company’s common stock at the election of the Buyer, the Company will be required to redeem the Notes with cash. The Notes and the shares of common stock into which the Notes may be converted (collectively, the “Conversion Shares”) are sometimes referred to in this report as the “Securities.” All amounts outstanding under the Notes will be secured by the Investor Note and all proceeds therefrom. The Notes will not be secured by, and the Investors will not have a lien on, any assets of the Company other than the Investor Notes.

As an inducement for the Buyers to enter into the SPA, MoviePass Inc. (“MoviePass”) agreed to guaranty the obligations arising under the Notes in accordance with the terms of a Guaranty (the “Guaranty Agreement) and irrevocably waive (i) its right to terminate that certain Securities Purchase Agreement, dated August 15, 2017, as amended, between the Company and MoviePass (as so amended, the “MoviePass SPA”) and (ii) all of the Company’s closing obligations for any reason in accordance with the terms of a waiver agreement, dated as of the Subscription Date, by and between the Company and MoviePass (the “MoviePass Waiver Agreement”). In addition, MoviePass covenanted to use its commercially reasonable efforts to close the transactions under the MoviePass SPA as soon as practicable.

The Company is permitted to use the net proceeds from the sale of the Notes (i) to pay the remaining $5 million balance that the Company will owe to MoviePass, subject to certain conditions, under a promissory note that the Company is obligated to give to MoviePass upon the closing of the transactions contemplated by the MoviePass SPA (collectively, the “MoviePass Transaction”), which remains subject to approval by the Company’s stockholders in accordance with Nasdaq Listing Rule 5635; (ii) to increase the Company’s ownership stake in MoviePass by paying MoviePass up to $20 million upon the Company’s exercise of its additional investment option under the previously disclosed Investment Option Agreement, dated October 11, 2017, between the Company and MoviePass (the “MoviePass Option Agreement”) or any other transaction whereby the Company increases its ownership interests or other rights and interests in MoviePass; (iii) to satisfy certain indebtedness, including the Demand Note (defined below); and (iv) for general corporate purposes and transaction expenses. The Company may also use the proceeds to make other acquisitions, although a specific acquisition target has not yet been identified.

In accordance with terms of the SPA, the Company is obligated to convene a special meeting of its stockholders on or prior to February 5, 2018 for the purpose of approving the issuance of all Securities that may be issued in connection with the Financing (such date when the stockholder approval is obtained, the “Stockholder Approval Date”).

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The Notes

Series A Notes

At the Closing, the Series A Notes will be issued to the Buyers upon the delivery of the $5 million upfront payment from the Buyers. The aggregate principal amount of the Series A Notes is $5,000,000 which will bear interest at a rate of 10% per annum.

Series B Notes

At the Closing, the Series B Notes will be issued to the Buyers in consideration of the Investor Notes. The aggregate principal amount of the Series B Notes is $95,000,000. Upon issuance, the Series B Notes will initially consist entirely of “Restricted Principal” which is defined as that portion of the principal amount of a Series B Note that equals the outstanding principal amount of a corresponding Investor Note. The principal amount of the Investor Notes is subject to reduction through prepayments by the applicable Buyer of the Investor Note given by the Buyer to the Company or, upon maturity or redemption of the Series B Notes, by netting the amount owed by the Buyer under such Investor Note against a corresponding amount of principal to be canceled under the Buyer’s Series B Note. Each prepayment under the Investor Notes will convert a corresponding amount of Restricted Principal under the Series B Notes into “Unrestricted Principal” that may be converted into common stock.

The Series B Notes will bear interest at a rate of (i) 5.25% per annum with respect to any Restricted Principal, and (ii) 10% per annum with respect to any Unrestricted Principal

Payment of Interest

Interest on the Notes will be capitalized on each quarterly interest payment date starting January 1, 2018 by adding the interest to the then outstanding principal amount of the Notes. Interest may also be paid by inclusion in the Outstanding Amount, which is defined in the Notes as the principal amount to be converted or redeemed, accrued and unpaid interest with respect to such principal amount, accrued and unpaid late charges, if any, and the “Make-Whole Amount.” The “Make-Whole Amount” is defined as the amount of any interest that, but for a conversion or redemption, would have accrued with respect to the Outstanding Amount of principal being redeemed or converted under the Series A Notes and Unrestricted Principal under the Series B Notes, for the period from the applicable date of conversion or redemption date through the maturity date of the Notes. No Make-Whole Amount will be payable under the Series B Notes with respect to any portion of Restricted Principal after the cancellation of such Restricted Principal pursuant to netting under the Series B Notes, the Investor Notes or the Master Netting Agreement (as defined below), as applicable. In the event of an event of default interest under the Notes may be increased to 15% during the first 30 days following the occurrence and continuance of an event of default and to 18% thereafter (the “Default Rate”).

Conversion of the Notes

The Buyers may, at any time, elect to convert the Notes into shares of the Company’s common stock at the Conversion Price, subject to certain beneficial ownership limitations described below. The “Conversion Price” is $12.06 per share (subject to anti-dilution adjustment as described in the Notes).

Beneficial Ownership Limitations on Conversion and Issuance

The Notes may not be converted and shares of the Company’s common stock may not be issued under the Notes if, after giving effect to the conversion or issuance, the Buyer together with its affiliates would beneficially own in excess of 4.99% or 9.99%, as elected by the Buyer, of the Company’s outstanding shares of common stock. At a Buyer’s option, the ownership limitation blocker may be raised or lowered to any other percentage not in excess of 4.99% or 9.99%, as elected by the Buyer, except that any raise will only be effective upon 61-days’ prior notice to the Company.

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Redemption of the Notes

Provided there has been no Equity Conditions Failure (as defined in the Notes) and, as to the Series A Notes, no Senior Secured Convertible Notes issued by the Company on August 16, 2017 (the “August Notes”) remain outstanding, and as to the Series B Notes, no August Notes, Series A Notes or Series B Notes with any Unrestricted Principal remain outstanding, the Company will have the right to redeem all, but not less than all, of the Outstanding Amount remaining unpaid under the Notes. The portion of the Notes subject to redemption can be redeemed by the Company in cash at a price equal to 115% of the amount being redeemed. Under the Series B Notes, the Company may reduce, on a dollar for dollar basis, the Restricted Principal by the surrender for cancellation of such portion of the corresponding Investor Note equal to the amount of Restricted Principal included in the redemption.

Each Buyer has the right to require the Company to redeem the Notes (i) at the option of the Buyer upon seven months following the Closing Date; (ii) if the Company completes a Subsequent Placement, as defined in the SPA; (iii) upon the occurrence of an Event of Default, including a Bankruptcy Event of Default (as defined in the Notes); or (iv) in the event of a Change of Control. With the exception of a redemption required by an Event of Default, which may be paid with cash or shares of the Company’s common stock at the election of the Buyer, the Company will be required to redeem the Notes with cash.

Events of Default

The Notes contain customary events of default including but not limited to: (i) a suspension from trading or a failure to maintain the listing of the Company’s common stock for a period of 5 trading days; (ii) after a conversion by the Buyer, the failure by the Company to deliver the common stock for a period of 5 trading days; (iii) the failure to reserve a number of shares of the Company’s common stock to permit a Buyer to fully convert the principal, interest, late charges, if any, and Make-Whole Amounts under the Notes; (iv) the failure by the Company or any subsidiary to make payments when due under the Notes; (v) upon a conversion by the Buyer, the failure by the Company to remove a restrictive legend from shares of the Company’s common stock if permitted by the applicable securities laws; (vi) breaches of covenants; (vii) bankruptcy or insolvency; (viii) the failure to pay indebtedness when due; and (ix) the failure of the grant of the security interest in the Collateral to create a first priority lien against the Collateral.

As indicated above, following an event of default, the Buyer may require the Company to redeem all or any portion of the Notes. The redemption amount may be paid in cash or with shares of the Company’s common stock, at the election of the Buyer, at a price equal to the Event of Default Redemption Price (as defined in the Notes).

The Company must immediately redeem the Notes in cash upon the occurrence of a Bankruptcy Event of Default (as defined in the Notes).

The Event of Default Redemption Price will be computed as a price equal to the greater of (i) 125% of the Outstanding Amount to be redeemed and (ii) the product of (X) the Outstanding Amount to be redeemed divided by the Conversion Price multiplied by (Y) the product of (1) 125% multiplied by (2) the greatest closing sale price of the Company’s common stock on any trading day during the period commencing on the date preceding such event of default and ending on the date the Company makes the entire payment required to be made under the Notes.

In addition, following an event of default, the Buyer will have the right to convert the Notes at the “Alternate Conversion Event of Default Price” which means, with respect to each such conversion, that price which shall be the lowest of (i) the applicable Conversion Price as in effect on the date of the conversion, and (ii) the greater of (A) the Default Floor Price (which means (i) at any time prior to the Stockholder Approval Date, the Floor Price (initially, $12.06) or (ii) at any time on or after the Stockholder Approval Date, $1.928 (or such lower price as mutually determined by the Company and the Buyers in writing, subject to the prior consent of the Nasdaq Stock Market)), and (B) 75% of the lowest volume weighted average price of the Company’s common stock for each of the 30 consecutive trading days ending and including the trading day of delivery or deemed delivery of the applicable notice of conversion.

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Fundamental Transactions

The Notes will prohibit the Company from entering into specified transactions involving a change of control unless the successor entity, which must be a publicly traded corporation whose common stock is quoted on or listed for trading on an eligible market, assumes in writing all of the Company’s obligations under the Notes. The transactions contemplated under the MoviePass SPA and the Option Agreement will not be deemed as “Fundamental Transactions” under the Notes.

Rights Upon Issuance of Other Securities

After the six month anniversary of the Subscription Date, if and whenever the Company issues or sells, or is deemed to have issued or sold, any shares of common stock (including options and convertible securities but excluding any Excluded Securities, as defined in the SPA) for a consideration per share less than a price equal to the Conversion Price in effect immediately prior to such issuance or sale or deemed issuance or sale (the “New Issuance Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price, in no event less than the Floor Price (initially, $12.06, provided that the Floor Price will not apply from and after the Stockholder Approval Date).

Note Purchase Agreement

The Investor Notes will be issued as payment in full for the Series B Notes pursuant to the terms and conditions of a note purchase agreement entered into by the Company and each Buyer (collectively, the “Note Purchase Agreement”).

Investor Notes

The Investor Notes will be payable in full on the second anniversary of the Closing Date, although each Buyer may prepay the Investor Note in whole or in part, without premium or penalty, at any time. The Investor Notes accrue interest at an annual rate of 0.61%. Each Buyer’s obligation to pay the Company the principal amount of the Investor Note is to be secured with cash, cash equivalents, any Group of Ten (“G10”) currency and any notes or other securities issued by any G10 country having a value equal to the principal amount of the Investor Note. The Investor Notes are also subject to mandatory prepayment, in whole or in part, upon the occurrence of the following mandatory prepayment events:

(1) Mandatory Prepayment upon Conversion of Notes – At any time (i) if the Company receives a conversion notice from the Buyer in which all or any part of the principal of the Series B Note to be converted includes any Restricted Principal and (ii) the Buyer receives a confirmation from the Company’s transfer agent that it has been irrevocably instructed by the Company to deliver to the Buyer the shares of the Company’s common stock to be issued pursuant to the conversion notice.

(2) Mandatory Prepayment on Certain Dates – Provided no Event of Default, as defined in the Series B Notes, has occurred or is continuing, the Buyer will prepay its pro-rata portion of $2,235,714.29 on November 13, 20 and 27, 2017 and December 4, 11, 18 and 26, 2017 (each such date, a “Payment Date”, and such payments, “Mandatory Prepayments”); provided, however, if the Buyer has effected a prepayment by delivering a conversion notice to the Company, the Buyer may reduce all or any part of the prepayment due on such payment date on a dollar-for-dollar basis in an amount not to exceed the prior prepayments.

The Investor Note also contains certain optional “netting” rights of the Buyer which, if exercised, would reduce the amount outstanding under the Notes and the Investor Note by the same amount and, accordingly, the cash proceeds received by the Company from the Buyer pursuant to the Financing. These netting rights include (i) the right of the Buyer, on or after December 31, 2017, with respect to any portion of principal subject to Mandatory Prepayments under the Buyer’s Investor Note (“Mandatory Prepayment Principal), or, November 30, 2017, with respect to any other portion of principal under the Buyer’s Investor Note, if an Equity Conditions Failure exists, to net against any obligations of the Company remaining under the Series B Note an equal amount of the obligations of the Buyer remaining under the Buyer’s Investor Note, provided, that no netting will occur with respect to any Mandatory Prepayment Principal that the Buyer fails to properly prepay under the Buyer’s Investor Note; (ii) the right of the Buyer, on the maturity date of the Series B Note, to net against any obligations remaining under the Series B Note an equal amount of the obligations remaining under the Investor Note; (iii) the right of the Buyer to net against any obligations remaining under the Series B Note an equal amount of the obligations remaining under the Investor Note if an Event of Default occurs and is not cured; (iv) the right of the Buyer to net against the unpaid principal amount of the Series B Note an equal amount of the unpaid principal of the Investor Note upon a Bankruptcy Event of Default; and (v) an automatic netting of obligations under the Series B Note equal to 75% of the Restricted Principal in exchange for the cancellation of the principal amount of the Investor Note outstanding on the date of a transfer by the Company of the Investor Note to any person without the consent of the Buyer.

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Master Netting Agreement

The Company and the Buyers will enter into a master netting agreement (the “Master Netting Agreement”) for the purpose of clarifying for each party its right to net obligations that may arise under the Note Purchase Agreement, the Investor Notes, the Series B Notes and the SPA (collectively, the “Underlying Agreements”) upon the occurrence of certain events, including as described above.

Guaranty

As noted above, MoviePass will provide a Guaranty to each of the Buyers pursuant to which it will (i) guarantee the punctual payment of all obligations under the Notes, including all interest, make-whole and other amounts that accrue after the commencement of any insolvency proceeding of the Company, whether or not the payment of such obligations are enforceable or allowable in the insolvency proceeding, and all fees, interest, premiums, penalties, causes of actions, costs, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Financing documents, and (ii) agree to pay any and all costs and expenses (including counsel fees and expenses) incurred by the Buyer in enforcing any rights under the Guaranty or any other Financing document.

Voting and Lockup Agreements

As a condition to closing the Financing, Theodore Farnsworth, the Chief Executive Officer and Chairman of the Board of the Company, and Helios and Matheson Information Technology Ltd. (“HMIT”), of which Muralikrishna Gadiyaram, a director of the Company, is the chief executive officer, and its wholly-owned subsidiary, Helios & Matheson Inc. (collectively, the “Principal Stockholders”), who collectively own approximately 31.2% of the Company’s issued and outstanding common stock as of the Closing Date, will execute voting and lockup agreements with the Company (each a “Voting and Lockup Agreement” and collectively, the “Voting and Lockup Agreements”). Pursuant to the Voting and Lockup Agreements, the Principal Stockholders agree to vote in favor of or consent to the Company’s issuance of the Securities at any meeting of stockholders or written consent of stockholders for such purpose. The Voting and Lockup Agreements also require that, for a period beginning on the Closing Date and ending on the initial date when all of the principal outstanding under the Notes issued to the Buyers consists of Restricted Principal thereunder, the Principal Stockholders will not (i) dispose of or agree to dispose of, directly or indirectly, any securities of the Company (except that shares underlying equity awards granted to Mr. Farnsworth may be sold between April 1 to April 15 of any given year, not to exceed a total of 262,500 shares, in connection with the full or partial payment of applicable taxes or tax withholding obligations arising from the issuance of an award of common stock or options to purchase common stock granted to Mr. Farnsworth pursuant to an Approved Stock Plan, as defined in the SPA), or establish or increase a put equivalent position or liquidate or decrease a call equivalent position or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company owned directly by the Principal Stockholders (including holding as a custodian) or (iii) permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, or limitation on the Principal Stockholders’ voting rights, charge or other encumbrance of any nature with respect to the Principal Stockholders’ securities in the Company or (iv) engage in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Principal Stockholders’ securities in the Company or (v) directly or indirectly initiate, solicit or encourage any person to take actions which could reasonably be expected to lead to the occurrence of any of the foregoing, provided that 170,000 of shares owned by HMIT will not be subject to the restriction on transfer under its Voting and Lockup Agreement.

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The above discussion does not purport to be a complete description of the SPA, the Series A Notes, the Series B Notes, the MoviePass Waiver Agreement, the Note Purchase Agreement, the Investor Notes, the Master Netting Agreement, the Guaranty and the Voting and Lockup Agreements described in this Current Report on Form 8-K (this “Current Report”) and it is qualified in its entirety by reference to the full text of such documents, which are attached as exhibits to this Current Report and are incorporated herein by reference.

Issuance of Demand Note and Guaranty

On November 2, 2017, the Company issued a demand note (the “Demand Note”) in the principal amount of $750,000 to the Buyer that holds the August 2016 Notes (the “Holder”). The Demand Note bears interest on the unpaid principal amount at the rate of 5.25% per year. The Holder may make a demand for full payment of the Demand Note from and after the earlier to occur of (x) the time of consummation of the first subsequent offering of securities by the Company occurring on or after November 2, 2017 and (y) November 7, 2017. Upon demand, the Company is also required to pay to the Holder any sum required to cover the costs and expenses incurred by the Holder in connection with the drafting and negotiation of the Demand Note as well as all costs and expenses of any enforcement or collection of the Demand Note, including, without limitation, reasonable attorneys’ fees, expenses and disbursements. The Demand Note and all accrued interest may be prepaid by the Company without penalty. With the agreement of the Holder, principal and interest accrued on the Demand Note may be applied to all, or any part, of the purchase price of securities to be issued upon the consummation, after November 2, 2017, of an offering of securities by the Company to the Holder. Any amount of principal or other amounts due which is not paid when due will result in a late charge being incurred and payable by the Company to the Holder in an amount equal to interest on such amount at the rate of 15% per year from the date such amount was due until the same is paid in full.

The proceeds received from the Demand Note were used by the Company to make an additional investment in MoviePass pursuant to the Option Agreement, as further described under Item 8.01.

As inducement for the Holder to loan $750,000 to the Company in connection with its additional investment in MoviePass, MoviePass executed a guaranty (the “MoviePass Demand Note Guaranty”) pursuant to which MoviePass guarantees the punctual payment of the Demand Note, including, without limitation, all principal, interest and other amounts that accrue after the commencement of any insolvency proceeding of the Company or MoviePass, whether or not the payment of such interest and/or other amounts are enforceable or are allowable and agrees to pay any and all costs and expenses (including counsel fees and expenses) incurred by the Holder in enforcing any rights under the MoviePass Demand Note Guaranty or the Demand Note.

The above discussion does not purport to be a complete description of the Demand Note and the MoviePass Demand Note Guaranty described in this Current Report and it is qualified in its entirety by reference to the full text of such documents, which are attached as exhibits to this Current Report and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.02.

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Financing Fees

Canaccord Genuity, Inc. (“Canaccord”) acted as the placement agent for the Financing and (1) with respect to the initial $25 million raised in connection with the sale of the Notes will be entitled to a cash fee equal to 4% of gross proceeds raised by one of the Buyers and 7% of gross proceeds raised from other Buyers and (2) with respect to any amounts received in excess of $25 million following each prepayment of the Investor Notes, 3.5% on such amount of aggregate gross proceeds received by the Company.

Palladium Capital Advisors, LLC will receive a tail payment pursuant to its engagement agreement, dated August 2016, as amended, on the investment made by the Buyer that holds the August 2016 Notes equal to (1) four percent (4%) of the gross cash proceeds actually received by the Company pursuant to the Notes purchased by such Buyer, as and when received; plus (2) a warrant (the “Warrants”) to purchase eight percent (8%) of the number of shares of Common Stock (the “Warrant Shares”) into which the Series A Notes purchased by such Buyer are initially convertible at the Conversion Price in effect as of the Subscription Date and eight percent (8%) of the number of shares of Common Stock into which any Unrestricted Principal of the Series B Notes purchased by such Buyer is initially convertible at the Conversion Price in effect as of the Subscription Date, at an exercise price equal to the Conversion Price of the Notes in effect as of the Subscription Date, without regard to any adjustment of the Conversion Price resulting from the anti-dilution provision of the Notes, other than proportionate adjustments to the Conversion Price resulting from stock splits or combinations or similar proportionately applied changes to the Company’s outstanding common stock.

The above discussion does not purport to be a complete description of the Warrants described in this Current Report and it is qualified in its entirety by reference to the full text of such document, which is attached as an exhibit to this Current Report and is incorporated herein by reference.

The Securities, the Warrants and the Warrant Shares are being offered and sold pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D thereunder. Each Buyer represented to the Company that such Buyer is an “accredited investor” as defined in Regulation D of the Securities Act and that the Notes and the Conversion Shares are being acquired solely for such Buyer’s own account and for investment purposes and not with a view to the future sale or distribution of any such securities by such Buyer. Appropriate legends will be affixed to the Notes, the Conversion Shares, the Warrants and the Warrant Shares upon issuance.

Item 8.01	Other Events.

Additional Investment in MoviePass

As previously disclosed, on October 11, 2017, the Company and MoviePass entered into the MoviePass Option Agreement, pursuant to which the Company was granted an option to purchase additional shares of MoviePass common stock in an amount up to $20 million based on a pre-money valuation of MoviePass of $210,000,000 (the “Option”) amounting to an additional investment of up to 8.7% of the Currently Outstanding Shares of Common Stock (as defined in the MoviePass Option Agreement) of MoviePass, giving effect to the closing of the transaction with MoviePass.

On November 2, 2017, the Company used the proceeds received from the Demand Note and exercised a portion of the Option for an aggregate purchase price of $750,000 (the “Option Exercise”). In connection with the Option Exercise, MoviePass issued Helios a subordinated convertible promissory note in the principal amount of $750,000 (the “MoviePass Option Note”), in substantially the same form as the notes previously issued to the Company under the Second Amended and Restated Note Purchase Agreement, dated August 18, 2017. Immediately upon the closing of the MoviePass Transaction, MoviePass will issue the amount of shares of its common stock to the Company underlying the MoviePass Option Note, and upon such issuance the MoviePass Option Note shall be deemed satisfied in full.

The above discussion does not purport to be a complete description of the MoviePass Option Note described in this Current Report and it is qualified in its entirety by reference to the full text of the MoviePass Option Note, which is attached as an exhibit to this Current Report and is incorporated herein by reference.

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Press Release Regarding Financing and Additional Investment in MoviePass

On November 6, 2017, the Company plans to issue a press release regarding the Financing and its additional investment in MoviePass. The press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Cautionary Statement on Forward-looking Information

Certain information in this communication contains “forward-looking statements” about the Company and MoviePass within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”), that may not be based on historical fact, but instead relate to future events. Forward-looking statements are generally identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. Such forward-looking statements include, without limitation, statements regarding (i) the expected completion of the MoviePass Transaction, which remains subject approval by the Company’s stockholders, (ii) the expected amount of funding from the Buyers under the Investor Notes, (iii) the expected benefits to the Company and MoviePass from the MoviePass Transaction and the Financing, and (iv) MoviePass’ business and subscriber growth. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, the conditions to the closing of the acquisition may not be satisfied, the occurrence of any event, change or other circumstances that could give rise to the termination of the acquisition agreement between MoviePass and the Company, the occurrence of an Event of Default under the Notes which would eliminate the Buyers’ weekly funding obligations under the Investor Notes, MoviePass’ and the Company’s continuing need for additional financing, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although management of the Company and MoviePass believe that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially and adversely from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects.

Risk factors and other material information concerning the Company and MoviePass are described in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 11, 2017, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and other Company filings, including subsequent current and periodic reports, information statements and registration statements filed with the SEC. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on the Company’s and MoviePass’ current expectations and the Company does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

In particular, MoviePass’ $9.95 per month subscription pricing model is new. There can be no assurance that the resulting rate of increase in its subscribers will continue or be sustained. Moreover, the increase in the number of MoviePass subscribers provides no assurance that the MoviePass business model will lead to profitability.

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Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication relates to the MoviePass Transaction, which will become the subject of a proxy statement to be filed with the SEC by the Company, and may be deemed to be solicitation material in respect of the MoviePass Transaction. This document is not a substitute for the proxy statement that the Company will file with the SEC or any other documents that the Company may file with the SEC or transmit to stockholders in connection with the MoviePass Transaction. Before making any voting decision, investors and security holders are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the MoviePass Transaction as they become available because they will contain important information about the proposed transaction and related matters. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement, once it is filed, from the Company by accessing the Company’s website at www.hmny.com or upon written request to: Helios and Matheson Analytics Inc., Attn: Secretary, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, (212) 979-8228.

Participants in the Solicitation

The Company, MoviePass and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the MoviePass Transaction. Information regarding the Company’s directors and executive officers is contained in its annual report on Form 10-K for the year ended December 31, 2016, filed with the SEC on April 14, 2017, and its definitive proxy statement on Schedule 14A filed with the SEC on October 3, 2017. You can obtain a free copy of these documents at the SEC’s website at www.sec.gov or by accessing the Company’s website at www.hmny.com. Additional information regarding the interests of those persons and other persons who may be deemed participants in the MoviePass Transaction may be obtained by reading the proxy statement regarding the MoviePass Transaction, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1*	Form of Notes to be issued by the Company.
4.2*	Form of Investor Note to be issued by the Buyers.
4.3*	Demand Promissory Note.
4.4*	MoviePass Option Note.
10.1*	Form of Securities Purchase Agreement, by and among the Company and the Buyers.
10.2*	Form of Note Purchase Agreement.
10.3*	Form of Master Netting Agreement.
10.4*	Form of Guaranty.
10.5*	Form of Voting and Lockup Agreement for Theodore Farnsworth.
10.6*	Form of Voting and Lockup Agreement for HMIT.
10.7	Form of Warrants (incorporated by reference to Exhibit 4.2 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on October 5, 2017).
10.8*	MoviePass Demand Note Guaranty.
10.9*	MoviePass Waiver Agreement.
99.1*	Press Release dated November 6, 2017.

* Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2017

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Theodore Farnsworth
Theodore Farnsworth Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

4.1*	Form of Notes to be issued by the Company.
4.2*	Form of Investor Note to be issued by the Buyers.
4.3*	Demand Promissory Note.
4.4*	MoviePass Option Note.
10.1*	Form of Securities Purchase Agreement, by and among the Company and the Buyers.
10.2*	Form of Note Purchase Agreement.
10.3*	Form of Master Netting Agreement.
10.4*	Form of Guaranty.
10.5*	Form of Voting and Lockup Agreement for Theodore Farnsworth.
10.6*	Form of Voting and Lockup Agreement for HMIT.
10.7	Form of Warrants (incorporated by reference to Exhibit 4.2 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on October 5, 2017).
10.8*	MoviePass Demand Note Guaranty.
10.9*	MoviePass Waiver Agreement.
99.1*	Press Release dated November 6, 2017.

* Filed herewith.

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